SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

December 8, 2017

Date of Report (Date of Earliest Event Reported)

GLOBAL ARENA HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	00049819	33-0931599
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

208 East 51st Street, Suite 112 New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(646) 801-6146

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Compensatory Arrangements of Certain Officers

On December 8, 2017, the Company entered into an agreement of service with John Matthews to act as Chairman of the Board of Directors.  Pursuant to this agreement, which continues so long as Mr. Matthews serves as Chairman, Mr. Matthews is to be paid $25,000 per year, paid in equal monthly installments.  In addition, for his services as Chairman, he is entitled to receive annual and periodic awards of options to purchase shares of the Company’s common stock and/or awards of restricted common stock in such amounts and upon such terms as may be determined from time to time by the Board of Directors.  The Company shall reimburse Mr. Matthews for all reasonable business expenses incurred in the performance of his duties as Chairman.

At any time, the Board of Directors may vote to appoint a successor Chairman.  Mr. Matthews may resign upon written notice, or be removed from service in accordance with the Company’s bylaws.

On December 8, 2017, the Company entered into an employment agreement with John Matthews to act as Chief Executive Officer of the Company.  The initial term of the agreement is five years, and afterward is automatically and continuously renewed for successive one year terms, unless a written notice of termination is provided by either party at least 90 days prior to the expiration of any term.

Pursuant to this agreement, Mr. Matthews is to be paid $75,000 per year.  This amount shall be increased by a minimum of 10% each calendar year.  Mr. Matthews received a one time signing bonus of $75,000 and was granted stock options for 30,000,000 common shares of the Company pursuant to and in accordance with the terms of the Company’s 2011 Stock Award Plan.  At the discretion of the Company, Mr. Matthews shall be paid an annual bonus.  Mr. Matthews is entitled to participate in all of the employee benefit plans of the Company that are generally available to employees.  Mr. Matthews is entitled to 25 paid vacation days per year, and all business expenses shall be reimbursed by the Company.

The Company may terminate this agreement with or without cause.  Should Mr. Matthews be terminated without cause and/or for good reason, then he is entitled to any unpaid base salary, annual bonus, and other benefits earned through the termination date, a lump sum severance payment equal to one year of the then current base salary, full vesting on any and all restricted stock, stock options and any other equity compensation awards, to the extent such awards have not yet vested as of the termination date, and reimbursement for any expenses for which he has not been reimbursed.  Should Mr. Matthews be terminated for cause and/or without good reason, then he is entitled to any unpaid salary, annual bonus, and other benefits accrued through the termination date and reimbursed for any business expenses accrued through the termination date.

On December 8, 2017, the Company entered into an employment agreement with Kathryn Weisbeck to act as Director of Investor Relations of the Company.  The initial term of the agreement is five years, and afterward is automatically and continuously renewed for successive one year terms, unless a written notice of termination is provided by either party at least 90 days prior to the expiration of any term.

Pursuant to this agreement, Ms. Weisbeck is to be paid $50,000 per year.  This amount shall be increased by a minimum of 10% each calendar year.  Ms. Weisbeck received a one time signing bonus of $30,000 and was granted stock options for 15,000,000 common shares of the Company pursuant to and in accordance with the terms of the Company’s 2011 Stock Award Plan. At the discretion of the Company, Ms. Weisbeck shall be paid an annual bonus.  Ms. Weisbeck is entitled to participate in all of the employee benefit plans of the Company that are generally available to employees.  Ms. Weisbeck is entitled to 25 paid vacation days per year, and all business expenses shall be reimbursed by the Company.

The Company may terminate this agreement with or without cause.  Should Ms. Weisbeck be terminated without cause and/or for good reason, then she is entitled to any unpaid base salary, annual bonus, and other benefits earned through the termination date, a lump sum severance payment equal to one year of the then current base salary, full vesting on any and all restricted stock, stock options and any other equity compensation awards, to the extent such awards have not yet vested as of the termination date, and reimbursement for any expenses for which she has not been reimbursed.  Should Ms. Weisbeck be terminated for cause and/or without good reason, then she is entitled to any unpaid salary, annual bonus, and other benefits accrued through the termination date and reimbursed for any business expenses accrued through the termination date.

On December 8, 2017, Global Election Services, Inc., a wholly owned subsidiary of the Company, entered into an agreement for service with John Matthews to act as Chairman of the Board of Directors.  Pursuant to this agreement, which continues so long as Mr. Matthews serves as Chairman, Mr. Matthews is to be paid $25,000 per year, paid in equal monthly installments.  In addition, for his services as Chairman, he is entitled to receive annual and periodic awards of options to purchase shares of the Company’s common stock and/or awards of restricted common stock in such amounts and upon such terms as may be determined from time to time by the Board of Directors.  The Company shall reimburse Mr. Matthews for all reasonable business expenses incurred in the performance of his duties as Chairman.

At any time, the Board of Directors may vote to appoint a successor Chairman.  Mr. Matthews may resign upon written notice, or be removed from service in accordance with the Company’s bylaws.

On December 8, 2017, Global Election Services, Inc., a wholly owned subsidiary of the Company, entered into an employment agreement with John Matthews to act as Chief Executive Officer of the Company.  The initial term of the agreement is five years, and afterward is automatically and continuously renewed for successive one year terms, unless a written notice of termination is provided by either party at least 90 days prior to the expiration of any term.

Pursuant to this agreement, Mr. Matthews is to be paid $150,000 per year, plus an additional 10% of the gross sales of any US or foreign government election.  This amount shall be increased by a minimum of 10% each calendar year.  Mr. Matthews received a one time signing bonus of $75,000.    At the discretion of the Company, Mr. Matthews shall be paid an annual bonus.  Upon the acquisition of any new business or subsidiary through the efforts of Mr. Matthews, he is to be granted stock options equal to 10% of the value of the new business or subsidiary.  Mr. Matthews is entitled to participate in all of the employee benefit plans of the Company that are generally available to employees.  Mr. Matthews is entitled to 25 paid vacation days per year, and all business expenses shall be reimbursed by the Company.

The Company may terminate this agreement with or without cause.  Should Mr. Matthews be terminated without cause and/or for good reason, then he is entitled to any unpaid base salary, annual bonus, and other benefits earned through the termination date, a lump sum severance payment equal to one year of the then current base salary, full vesting on any and all restricted stock, stock options and any other equity compensation awards, to the extent such awards have not yet vested as of the termination date, and reimbursement for any expenses for which he has not been reimbursed.  Should Mr. Matthews be terminated for cause and/or without good reason, then he is entitled to any unpaid salary, annual bonus, and other benefits accrued through the termination date and reimbursed for any business expenses accrued through the termination date.

On December 8, 2017, Global Election Services, Inc., a wholly owned subsidiary of the Company, entered into an employment agreement with Kathryn Weisbeck to act as Chief Operating Officer of the Company.  The initial term of the agreement is five years, and afterward is automatically and continuously renewed for successive one year terms, unless a written notice of termination is provided by either party at least 90 days prior to the expiration of any term.

Pursuant to this agreement, Ms. Weisbeck is to be paid $115,000 per year, plus an additional 5% of the gross sales of any US or foreign government election.  This amount shall be increased by a minimum of 10% each calendar year.  Ms. Weisbeck received a one time signing bonus of $30,000.  Upon the acquisition of any new business or subsidiary through the efforts of Ms. Weisbeck, she is to be granted stock options equal to 5% of the value of the new business or subsidiary.  At the discretion of the Company, Ms. Weisbeck shall be paid an annual bonus.  Ms. Weisbeck is entitled to participate in all of the employee benefit plans of the Company that are generally available to employees.  Ms. Weisbeck is entitled to 25 paid vacation days per year, and all business expenses shall be reimbursed by the Company.

The Company may terminate this agreement with or without cause.  Should Ms. Weisbeck be terminated without cause and/or for good reason, then she is entitled to any unpaid base salary, annual bonus, and other benefits earned through the termination date, a lump sum severance payment equal to one year of the then current base salary, full vesting on any and all restricted stock, stock options and any other equity compensation awards, to the extent such awards have not yet vested as of the termination date, and reimbursement for any expenses for which she has not been reimbursed.  Should Ms. Weisbeck be terminated for cause and/or without good reason, then she is entitled to any unpaid salary, annual bonus, and other benefits accrued through the termination date and reimbursed for any business expenses accrued through the termination date.

Item 9.01 – Exhibits

Exhibit 10.1 – Agreement for service as Chairman of the Board of Directors between Global Arena Holding, Inc. and John Matthews, dated December 8, 2017.

Exhibit 10.2 – Employment agreement between Global Arena Holding, Inc. and John Matthews, dated December 8, 2017.

Exhibit 10.3 – Employment agreement between Global Arena Holding, Inc. and Kathryn Weisbeck, dated December 8, 2017.

Exhibit 10.4 - Agreement for service as Chairman of the Board of Directors between Global Election Services, Inc. and John Matthews, dated December 8, 2017.

Exhibit 10.5 – Employment agreement between Global Election Services, Inc. and John Matthews, dated December 8, 2017.

Exhibit 10.6 – Employment agreement between Global Election Services, Inc. and Kathryn Weisbeck, dated December 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Global Arena Holding, Inc.

By:      /s/ John Matthews

John Matthews

Chief Executive Officer

Dated:  December 15, 2017